UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

INFINITY, INC.

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation or organization)	0-17204 (Commission File Number)	84-1070066 (I.R.S. Employer Identification Number)

950 Seventeenth Street, Suite 800 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 932-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	2

Signature

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Effective May 16, 2005, James A. Tuell resigned from his interim position as principal financial and accounting officer of Infinity, Inc. (“Infinity”). Mr. Tuell will continue to serve as Infinity’s Executive Vice President and as the President of its oil and gas subsidiaries.

     (c) Effective May 16, 2005, the Board of Directors of Infinity appointed Timothy A. Ficker, age 37, to serve as Vice President, Chief Financial Officer and Secretary of Infinity. Mr. Ficker served as an audit partner at the independent registered public accounting firm KPMG LLP from October 2003 through April 2005, and served as an audit director from June 2002 through September 2003. Mr. Ficker worked at Arthur Andersen LLP from September 1989 to June 2002, where he served in a variety of positions culminating in partner. Mr. Ficker is a certified public accountant and received his bachelor’s degree in business administration from Texas A&M University in 1989.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 17, 2005

Infinity, Inc.
By:	/s/ James A. Tuell
James A. Tuell
Executive Vice President

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